Trading Symbol: IACL

Listed on CBOE BZX Exchange, Inc.

Date: August 10, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund online at https://graniteshares.com. You can also get this information at no cost by calling (844) 476 8747 or by sending an email request to info@graniteshares.com. The Fund’s prospectus and statement of additional information, both dated August 10, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

GraniteShares US 100 AUTOCALLABLE INCOME ETF – Summary

Investment Objective

The GraniteShares US 100 Autocallable Income ETF seeks to generate stable monthly income while providing reduced downside risk through exposure to the Bloomberg US 100 Autocallable 65-40 Series Total Return Index (the “Autocallable Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	-%
Other Expenses (1)	0.06%
Acquired Fund Fees and Expenses (2)	-%
Total Annual Fund Operating Expenses (3)	0.55%
Fee Waiver/Reimbursements (4)	-%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (4)	0.55%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.
(4)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed 0.60%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$57.49	$189.91

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks stable monthly income while providing reduced downside risk through exposure to the Autocallable Index. The Autocallable Index is designed to reflect the total return performance of a theoretical portfolio of synthetic autocallable yield notes (“Autocallable Contracts”). As discussed below, the reduced downside risk the Fund seeks to provide is relative to owning a single underlying Autocallable Contract. The Fund’s synthetic exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk and diversification across multiple Autocallable Contracts that may help preserve capital over time.

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivative instruments that provide exposure to the Autocallable Index. For purposes of compliance with this investment policy, derivative instruments will be valued at their notional value.

The Fund will not attempt to replicate or track the Autocallable Index, but will instead use financial instruments, including unfunded total return swap agreements, to gain exposure to the Autocallable Index. These swap agreements reference the Autocallable Index, which is designed to reflect the total return performance of a theoretical portfolio of synthetic Autocallable Contracts, allowing the Fund to gain comprehensive exposure to these synthetic Autocallable Contracts through a single instrument.

A total return swap is a financial agreement between two parties where one party agrees to make a payment(s) to the other party (i.e., counterparty) based on a fixed or variable interest rate in exchange for a payment(s) based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of a set interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable.

The Fund’s unfunded total return swap agreements will be entered into with one or more major financial institutions for a specified period ranging from one day to more than one year, whereby the Fund and the financial institution will agree to exchange or “swap” the return (or differentials in rates of return) earned or realized on the Autocallable Index. The Fund’s swap agreements are “unfunded” because the Fund does not make an upfront payment to the counterparty. Rather, the Fund and counterparty agree to exchange the total economic return of the Autocallable Index while the Fund provides a separate collateral basket to the counterparty. Unfunded total return swaps allow the Fund to gain economic exposure to the Autocallable Index without owning it directly or committing the full notional amount at the time the swap is entered into. The Fund expects to obtain exposure to the Autocallable Index through these unfunded total return swap agreements with a limited number of counterparties and will likely enter into swap agreements related to the Autocallable Index with a limited number of counterparties for the foreseeable future. The use of swap agreements may have the effect of adding leverage to the Fund’s portfolio. To serve as collateral in connection with the Fund’s swap agreements, the Fund may invest in the following instruments: U.S. government securities, such as bills, notes and bonds issued by the U.S. Treasury; money market funds; cash and cash equivalents; and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term LiquidBox ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. The Fund may also utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”). The strike prices of the options comprising a Box Spread determine its expiration value, and the expiration date determines the implied financing rate the Fund seeks to capture, with longer-dated Box Spreads generally reflecting lower annualized rates than shorter-dated ones under normal market conditions.

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The Fund’s portfolio will be comprised principally of unfunded total return swap agreements that provide the Fund’s exposure to the Autocallable Index, U.S. Treasuries with remaining maturities of one year or less, cash and cash equivalents, in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term LiquidBox ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser, and Box Spreads. Additionally, in order to meet its margin requirements on the swap agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments (as described above). A Box Spread is an offsetting set of options, including standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”), that have risk and return characteristics similar to cash equivalents. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The underlying reference asset for the options that make up the Box Spread is expected to be a broad based securities market index or an ETF that tracks such broad based securities market index.

The Fund seeks to generate high income and intends to make monthly distributions to investors. Actual distribution amounts may vary depending on whether the performance of the underlying reference asset of the Autocallable Contracts meet certain predefined barriers, as described below, and other factors such as the occurrence of autocall events and the income generated from U.S. Treasuries, cash and cash equivalents, in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term LiquidBox ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser, and Box Spreads. The Fund does not guarantee any specific distribution level. Additional information regarding the Fund’s distributions can be found on the Fund’s website at https://www.graniteshares.com

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Autocallable Index

The Autocallable Index is designed to reflect the total return performance of a theoretical portfolio of approximately 252 to 1,260 synthetic Autocallable Contracts. An Autocallable Contract is a structured derivative contract, the income and value of which are tied to a reference asset or index relative to predefined barriers. The Autocallable Index utilizes a laddered structure for the Autocallable Contracts, with each commencing at a distinct entry point while having similar predefined terms. The coupon payments settlement value of the Autocallable Contracts at maturity, and ultimately the Fund’s total return swap, are dependent on the performance of the Bloomberg US 100 VolMax 35 Index (the “Underlying Reference Index”). The Underlying Reference Index seeks to deliver equity return through a systematic approach, dynamically adjusting exposures to the Bloomberg US 100 Total Return Index (the “Underlying Equity Index”) to target a 35% volatility level. The Underlying Equity Index is a modified market-capitalization weighted index reconstituted/re-capped in March, June, September and December of each year. The index membership is derived from the 100 highest capitalized companies whose primary listing is on CBOE BZX Exchange Inc with a sector classification of Technology, Health Care, Consumer Staples, Consumer Discretionary, or Communications. Bloomberg Index Services Limited (“Index Provider”) is the index provider of the Autocallable Index, the Underlying Reference Index, and the Underlying Equity Index.

Autocallable Contracts

Each synthetic Autocallable Contract included in the Autocallable Index generates a monthly coupon (a “Coupon”) on a set observation date (each, an “Observation Date”), provided that the level of the Underlying Reference Index exceeds a certain predefined level (the “Coupon Barrier”). If the level of the Underlying Reference Index is below the Coupon Barrier on the Autocallable Contract’s Observation Date, no Coupon is generated for that Observation Date. The date each Autocallable Contract is added to the Autocallable Index is referred to as its “Strike Date.” Each Autocallable Contract is also subject to a one year non-callable period from the Strike Date (the “Non-Callable Period”), which ensures that the Autocallable Index has at least one year of exposure to the intended payoff structure, without the risk of early termination.

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Each Autocallable Contract will be autocalled (i.e., removed from the Autocallable Index) if the level of the Underlying Reference Index is greater than or equal to a certain predetermined barrier (the “Autocallable Barrier”) on an Observation Date that is after the Non-Callable Period. In such case, the Autocallable Contract will generate a Coupon for that Observation Date, all remaining Coupon payments will be cancelled, and the Autocallable Contract will cease to exist. Accordingly, the Fund will not benefit from any upside return on the Underlying Reference Index with respect to an Autocallable Contract beyond the Observation Date on which the Autocallable Contract is autocalled, if applicable.

The Coupon will be generated even when the Underlying Reference Index experiences a certain amount of negative performance, but only down to a certain predetermined level (the “Coupon Barrier”). A Coupon is generated with respect to the Autocallable Contract if, on the Observation Date, the level of the Underlying Reference Index is at or above the Coupon Barrier. Coupon levels are an annualized rate of 5% plus the prevailing Secured Overnight Financing Rate (SOFR) in respect of the Autocallable Contract’s Strike Date, with each generated Coupon at one-twelfth of such amount.

Each Autocallable Contract also incorporates a protection payoff feature so that negative performance relative to the level of the Underlying Reference Index at the Autocallable Contract’s Strike Date will not produce a negative settlement outcome at maturity, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Maturity Barrier”). However, if the value of the Underlying Reference Index falls below the Maturity Barrier at the Autocallable Contract’s maturity, the settlement value of the Autocallable Contract will be reduced on a one to two point five basis with the performance of the Underlying Reference Index, measured from the Strike Date.

The level of the Underlying Reference Index on the Autocallable Contract’s Strike Date is used to determine the Autocallable Barrier, Coupon Barrier and Maturity Barrier, as set forth above.

Therefore, each Autocallable Contract in the Autocallable Index may achieve one or more of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(1)	fixed periodic payments on specified Observation Dates if the level of the Underlying Reference Index is at or above the Coupon Barrier, but below the Autocallable Barrier for the specific Observation Date;
(2)	fluctuations in the value of the Autocallable Contract on any given day, and in turn the Autocallable Index and the Fund, resulting from changes in the level of the Underlying Reference Index; or
(3)	the Autocallable Contract’s return, and in turn the Autocallable Index and the Fund, will be impacted by the negative performance of the Underlying Reference Index if the level of the Underlying Reference Index is below the Maturity Barrier at maturity.

Once an Autocallable Contract has been included in the Autocallable Index, the terms and characteristics for such Autocallable Contract can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable Contract, as such payout depends on the performance of the Underlying Reference Index on the predetermined Observation Dates.

As the Fund is exposed to the Autocallable Contracts through the performance of the Autocallable Index (through the Fund’s total return swap agreements), any negative return of an Autocallable Contract in the Autocallable Index will negatively impact the level of the Autocallable Index and, in turn, the Fund.

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See below for a summary of the terms and characteristics of the Autocallable Contracts:

Characteristic	Description	Predefined Term

Coupon	The annualized percentage of the notional amount allocated to an Autocallable Contract at the Observation Dates.	5% + SOFR

U.S. Dollar denomination	Each Autocallable Contract is denominated in U.S. Dollars.	USD

Maturity	The final Observation Date, on which the Autocallable Contract terminates (if not previously called) and the final cash flows are determined.	5 years

Non-Callable Period	Each Autocallable Contract is subject to a period before which the Autocallable Contract may not be called.	1 year from date of issuance

Strike Date	The date the Autocallable Contract is added to the Autocallable Index.

Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on predetermined Observation Dates will cause the Autocallable Contract to automatically be called (but not prior to the expiration of the Non-Callable Period).	100% of the value of the Underlying Reference Index at the Strike Date.

Coupon Barrier	The predetermined level with respect to the Underlying Reference Index which will cause the Coupon to be paid if reached or exceeded on predetermined Observation Dates.	65% of the value of the Underlying Reference Index at the Strike Date.

Maturity Barrier	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable Contract will not result in a negative settlement value.	40% of the value of the Underlying Reference Index at the Strike Date.

Observation Dates	Predetermined dates on which a Coupon may be generated and the level of the Underlying Reference Index is compared to a particular Autocallable Contract characteristic, such as the Autocallable Barrier or the Coupon Barrier. The Maturity Barrier is the Autocallable Contract’s final predetermined Observation Date.	Monthly, on the calendar day of the Strike Date (or the nearest business day).

The Autocallable Index consists of all Autocallable Contracts that have not matured or been called. A single new Autocallable Contract is added to the Autocallable Index each day the index is calculated and Autocallable Contracts that have matured or been called are not otherwise replaced. As a result, the number of constituents is expected to range from approximately 252 to 1,260. The Index Provider determines the present value of the synthetic Autocallable Contracts. In calculating the value of the Index, the Index Provider considers the reinvestment of cash flows.

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The “laddered” structure of the Autocallable Index means that it continuously seeks to maintain notional investment exposure to multiple Autocallable Contracts that have differing expiration dates, call observation dates and different levels of the Underlying Reference Index on its respective Strike Date. The Autocallable Index is maintained through a systematic process, under which no more than one new Autocallable Contract is added each day, and Autocallable Contracts that have been autocalled or have matured are removed. The Autocallable Index does not rebalance existing Autocallable Contracts; however, any coupons received from Autocallable Contracts are reinvested into the index on a pro-rata basis. Such laddered structure allows the Autocallable Index to maintain the staggered time periods to which it is exposed and thereby mitigate certain risks associated with a single underlying Autocallable Contract or a single time period.

The Autocallable Index maintains diversification by applying a concentration limit through an allocation cap, which restricts the notional weight of any new individual synthetic Autocallable Contract to a maximum of 2.5% of the Autocallable Index. The Autocallable Index is calculated daily and is denominated in U.S. Dollars.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the swap counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of the Fund’s swap agreements.

The Underlying Reference Index

The Underlying Reference Index seeks to deliver amplified returns, positive or negative, of the Underlying Equity Index through a volatility targeting approach, which is structured to target a specific volatility level (35%) by dynamically adjusting the exposures to the Underlying Equity Index. A volatility target is an approach that seeks to maintain consistent risk exposure over time by increasing or decreasing the notional investment in the Underlying Equity Index as market volatility falls or rises, respectively – see the example in the paragraph below.

Each day, the exposure of the Underlying Reference Index to the performance of the Underlying Equity Index on the following day is set equal to (a) the 35% target volatility divided by (b) the realized volatility of the Underlying Equity Index, subject to a maximum exposure of 450% and a minimum exposure of 100%. For example, if the realized volatility is equal to 20%, the exposure will equal 175% (or 35% / 20%) and if the realized volatility is equal to 50%, the exposure of the Underlying Reference Index to the Underlying Equity Index will equal 100% (because 35% / 50% is less than 100%). The Underlying Reference Index’s exposure will be greater than 100% when the realized volatility of the Underlying Equity Index is less than 35%, and the Underlying Reference Index’s exposure to its Underlying Equity Index will be equal to 100% when the realized volatility of the Underlying Equity Index is greater than or equal to 35%.

The Underlying Reference Index is subject to the following costs which are applied to the daily change in exposure to the Underlying Equity Index, in each case, deducted daily: (1) a notional financing cost (SOFR plus a spread of 0.50% per annum), (2) an annual deduction factor (5% per annum) and (3) a transaction cost (0.25% per annum). The notional financing cost is intended to approximate the cost of maintaining a position in the Underlying Equity Index using borrowed funds. The Underlying Equity Index is a “total return” index and the annual deduction factor is intended to approximate at least partially the historical dividend yield adjusted by historical average exposure to Underlying Reference Index. The transaction cost is intended to approximate the cost of trading and rebalancing activity. The Underlying Reference Index may incur additional transaction costs compared to an identical index that rebalances less frequently.

The notional financing cost (SOFR plus a spread of 0.50% per annum), annual deduction factor (5% per annum) and transaction cost (0.25% per annum) embedded in the Underlying Reference Index reduces index performance by various amounts and creates a constant performance drag which may cause the Underlying Reference Index to underperform during low-return environments. These costs will place a significant drag on the performance of the Underlying Reference Index, potentially offsetting positive returns on the Underlying Reference Index’s investment strategy, exacerbating negative returns of its investment strategy and causing the value of the Underlying Reference Index to decline steadily if the return of its investment strategy is relatively flat. The Underlying Reference Index will not appreciate unless the return of its investment strategy is sufficient to offset the negative effects of these costs, and then only to the extent that the return of its investment strategy is greater than the deducted amounts. As a result of these costs, the value of the Underlying Reference Index may decline even if the return of its investment strategy is positive.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

Equity Securities Risk. The Fund’s exposure to the Underlying Reference Index indirectly subjects it to risks associated with equity markets. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer

Large Capitalization Companies Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Index Risk. The Underlying Reference Index utilizes a volatility targeting approach, which may not function as intended under all market conditions. For example, the Underlying Reference Index may decrease its equity exposure during periods that later experience strong equity returns, thereby limiting upside participation. Reliance on implied volatility, rather than realized volatility, may result in inaccurate forecasts of future market fluctuations. Additionally, the Underlying Reference Index’s rebalancing schedule may not be sufficiently responsive to sudden market shifts. The notional financing cost (SOFR plus a spread of 0.50% per annum), annual deduction factor (5% per annum) and transaction cost (0.25% per annum) embedded in the Underlying Reference Index, can further reduce returns, particularly in environments where equity returns are modest. The Fund’s use of derivatives linked to the Underlying Reference Index, and therefore the Underlying Equity Index, may also result in performance that lags the Underlying Reference Index for several reasons, such as: (i) derivatives may not track the Underlying Reference Index precisely and may underperform due to transaction costs, fees, or pricing differences; (ii) the Fund may encounter challenges in securing counterparties willing to enter into derivative contracts based on the Underlying Reference Index, or may only do so at unfavorable terms; and (iii) errors in the Underlying Reference Index’s methodology or inaccuracies in reporting by the Underlying Reference Index’s sponsor could impact performance.

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There is no assurance that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be maintained indefinitely, or that the Fund will always be able to use these indices to pursue its investment strategies. If the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index is discontinued, becomes unavailable, or if the Adviser or the Fund’s Board of Trustees determines that cost-effective synthetic exposure to the indices is no longer feasible, the Fund may substitute a different index at its discretion and without prior notice to shareholders. Any replacement index may not perform similarly to the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, and the inability to access the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index could negatively impact the Fund’s ability to achieve its investment objective.

Laddered Portfolio Risk. A laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple autocallable instruments may experience losses simultaneously and/or the reallocation across autocallable instruments may result in suboptimal entry points during rapidly changing markets. A portfolio of autocallables providing exposure to the same Underlying Asset may not be homogeneously affected by a change in that Underlying Asset price as the impact of such change may depend on the tenor of each autocallable. Depending on market conditions, requests to create and/or redeem shares in the Fund may result in the average tenor of the portfolio of autocallables held by the Fund to deviate from the average tenor the Fund intends to achieve.

Distribution Risk. As part of the Fund’s investment objectives the Fund seeks to provide current income. There is no assurance that the Fund will make a distribution at any given time. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Asset and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Asset. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Asset falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

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Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the value of the performance of the reference the Underlying Reference Index and that generate specific risks.

Box Spread Risk: A Box Spread is an offsetting set of options that have risk and return characteristics similar to cash equivalents. A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not work as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. If one or more swap counterparties terminate their relationship with the Fund or reduce available notional capacity, the Fund may be unable to maintain its intended level of exposure to the Autocallable Index until replacement capacity is secured, which may negatively impact returns.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Autocallable Structure Risk. The Fund’s returns are correlated to the performance of a theoretical portfolio of autocallables. Autocallables have specific structural features that may be unfamiliar to many investors:

Contingent Income Risk. Coupon payments from autocallables are not guaranteed and will not be made if the Underlying Reference Index falls below the Coupon Barrier on observation dates. This means the Fund may generate significantly less income than anticipated during market downturns. The expected absence of future coupon payments over the term of an autocallable could materially affect its value.

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Early Redemption Risk. Autocallables may be called before their scheduled maturity if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on observation dates. This automatic early redemption could force reinvestment of that portion of the portfolio at lower rates if market yields have declined.

Maturity Barrier Risk. Each Autocallable Contract incorporates a protection payoff feature known as the Maturity Barrier, which is intended to reduce the likelihood of downside losses. If an Autocallable Contract is not called prior to maturity and the Underlying Reference Index is at or above the Maturity Barrier on the maturity date, the initial principal amount represented by the Autocallable Contract is fully protected. However, if the Underlying Reference Index falls below the Maturity Barrier at maturity, the Fund will incur a principal loss with respect to the Autocallable Contract equal to the negative performance of the Underlying Reference Index over the life of the contract, measured from its initial value to its final value on the maturity date. This means the Fund is exposed to the full extent of any decline in the Underlying Reference Index below the Maturity Barrier at maturity and could lose the entire initial notional amount with respect to the Autocallable Contract in addition to any forfeited coupon payments. Movements of the Underlying Reference Index below the Maturity Barrier prior to maturity do not, by themselves, result in principal loss. Accordingly, it is also possible that a shareholder may lose its entire investment in the Fund notwithstanding the downside protection intended to be provided by the Autocallable Contracts and the risk mitigation intended to be provided by the laddered portfolio.

Calculation Methodology Risk. Autocallables rely on complex calculation methodologies that may not perform as expected under certain market conditions.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Option Market Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price.

Affiliated ETFS Risk. The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). There are a limited number of financial institutions that post collateral for certain trades on an agency basis (i.e. on behalf of other market participants). Accordingly, there are a limited number of financial institutions that may act as Authorized Participants that post collateral for certain trades on an agency basis (i.e. on behalf of other market participants). In such circumstances, the Fund’s market price may be significantly different than its underlying net asset value. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The CBOE BZX Exchange, Inc (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to obtains its exposure synthetically through a small number of swap counterparties like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the underlying reference assets being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold concentrated derivative positions referencing a single index. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Reference Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Asset may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC. The Fund intends to treat any income it may derive from the options and swap contracts as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income the Fund may lose its status as a RIC. The Fund will, for each year, distribute substantially all of its net investment income and net capital gains. decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Distribution Tax Risk. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.

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-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Index Provider Risk. There is no assurance that the Index Provider for the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index, or any agents that act on their behalf, will compile the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index accurately, or that the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index accurately. Therefore, losses or costs associated with the Index Provider or agent errors generally will be borne by the Fund and its shareholders. Errors with respect to the quality, accuracy and completeness of the data used to compile the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Autocallable Index, the Underlying Reference Index and the Underlying Equity Index is less commonly used as a benchmark by funds or advisers. The Index Provider and its agents rely on various sources of information to assess the criteria of the Autocallable Contracts included in the Autocallable Index and the underlying constituents of the Underlying Reference Index and the Underlying Equity Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the calculation methodology or sources of information will provide an accurate assessment of included constituents. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a constituent or undertake other measures which could cause the Autocallable Index, the Underlying Reference Index or the Underlying Equity Index to vary from its normal or expected composition.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception in 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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